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                         POTOMAC ELECTRIC POWER COMPANY

                1900 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C.

                                       TO

                              THE BANK OF NEW YORK

                        101 BARCLAY STREET, NEW YORK, NY
                                                                      AS TRUSTEE

                              ------------------

                             Supplemental Indenture

                              DATED AS OF   ,1997

                              ------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST

                               DATED JULY 1, 1936

                              ------------------

                     FIRST MORTGAGE BONDS,  % SERIES DUE

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--------------------------------------------------------------------------------

                        POTOMAC ELECTRIC POWER COMPANY

                   SUPPLEMENTAL INDENTURE DATED AS OF

                              TABLE OF CONTENTS*

                              ------------------

                                                                            PAGE
 Parties...................................................................   1
 Recitals..................................................................   1
 Granting Clauses..........................................................   5
 Certain Exceptions........................................................  11
 Grant in Trust............................................................  12

                                    PART I

                             Description of Bonds

 Section 1. General description of Bonds of    Series.....................  13
 Section 2. Form of face of Bond of    Series.............................  14
            Form of Trustee's certificate.................................  17
            Text appearing on reverse side of Bond of    Series...........  17
 Section 3. Denominations of Bonds of    Series...........................  21
 Section 4. Execution and form of temporary Bonds.........................  21

                                    PART II

                                Issue of Bonds

 Section 1. Limitation as to principal amount.............................  21
 Section 2. Issue of Bonds................................................  22

                                   PART III

                        Redemption at Option of Company

 Section 1. Bonds of    Series redeemable ................................  22
 Section 2. Notice of Redemption, etc. ...................................  23

                                    PART IV

                        Repayment at Option of Holders

Section 1.  Bonds of Series redeemable at request of holders .............  23
Section 2.  Cancellation of redeemed bonds................................  23

---------
  * The Table of Contents is not part of the Supplemental Indenture and should not be considered as such. It is included herein only for purposes of convenient reference.

                                     PART V

                                                                           PAGE
                 Additional Particular Covenants of the Company
 Section 1. Company not to withdraw moneys pursuant to Section 2 of        23
              Article VIII in excess of an amount equal to principal
              amount of issued refundable bonds.........................
 Section 2. No property additions made on or prior to December 31, 1946    24
              to be used for any purpose under the Indenture............

                                    PART VI

 Amendment of Indenture to Permit Qualification Under Trust Indenture Act
   of 1939...............................................................   24

                                    PART VII

 Amendment of Original Indenture.........................................   24

                                   PART VIII

                                  The Trustee

 Acceptance of trusts by the Trustee.....................................   25
 Trustee not responsible for validity of the Supplemental Indenture......   25

                                    PART IX

                            Miscellaneous Provisions

 Execution of Supplemental Indenture in counterparts.....................   25
 Appointment of attorneys-in-fact by parties.............................   25
 Testimonium.............................................................   26
 Execution...............................................................   27
 Company's Acknowledgments...............................................   28
 Trustee's Acknowledgments...............................................   31

 SUPPLEMENTAL INDENTURE, dated as of the    day of     , nineteen hundred and
ninety-seven (1997), made by and between Potomac Electric Power Company, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter some-times called the "Company"), party of the first part, and The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New York (hereinafter sometimes called the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated July 1, 1936, hereinafter men-tioned, party of the second part;

 Whereas, The Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated July 1, 1936 (hereinafter sometimes referred to as the "Original Indenture"), to The Riggs National Bank of Washington, D.C., as trustee, to secure an issue of First Mortgage Bonds of the Company, issuable in series; and

 Whereas, the Trustee has succeeded The Riggs National Bank of Washington, D.C. as trustee under the Original Indenture pursuant to Article XIII, Section 3 thereof.

 Whereas, pursuant to the terms and provisions of the Original Indenture, in-dentures supplemental thereto dated as of July 1, 1936, December 1, 1939, Au-gust 1, 1940, August 1, 1942, January 1, 1948, May 1, 1949, May 1, 1950, March
1, 1952, May 15, 1953, May 16, 1955, June 1, 1956, December 1, 1958, November
16, 1959, December 1, 1960, February 15, 1963, May 15, 1964, April 1, 1966,
May 1, 1967, February 15, 1968, March 15, 1969, February 15, 1970, August 15,
1970, September 15, 1972, April 1, 1973, January 2, 1974, August 15, 1974, Au-
gust 15, 1974, June 15, 1977, July 1, 1979, June 16, 1981, June 17, 1981, De-
cember 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May
1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September
1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August
20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995 and September 7, 1995 have been heretofore entered into between the Company and the Trustee to provide, respectively, for the creation of the first through the sixty-first series of Bonds thereunder and, in the case of the supplemental inden-tures dated January 1, 1948, March 1, 1952, May 15, 1953, May 16, 1955, June 1, 1956, September 15, 1972, July 1, 1979, June 17, 1981, November 1, 1985,
September 16, 1987, May 1, 1989, May 21, 1991, May 7, 1992, July 1, 1993 and
one of the supplemental indentures dated August 15, 1974, to convey additional property; and

 Whereas, $20,000,000 principal amount of Bonds of the 3 1/4% Series due 1966 (the first series), $5,000,000 principal amount of Bonds of the 3 1/4% Series due 1974 (the second series), $10,000,000 principal amount of Bonds of the 3 1/4% Series due 1975 (the third series), $5,000,000 principal amount of Bonds of the 3 1/4% Series due 1977 (the fourth series), $15,000,000 principal amount of Bonds of the 3% Series due 1983 (the fifth series), $10,000,000 principal amount of Bonds of the 2 7/8% Series due 1984 (the sixth series), $30,000,000 principal amount of Bonds of the 2 3/4% Series due 1985 (the sev-enth series), $15,000,000 principal amount of Bonds of the 3 1/4% Series due 1987 (the eighth series), $10,000,000 principal amount of Bonds of the 3 7/8% Series due 1988 (the ninth series), $10,000,000 principal amount of Bonds of the 3 3/8% Series due 1990 (the tenth series), $10,000,000 principal amount of Bonds of the 3 5/8% Series due 1991 (the eleventh series), $25,000,000 princi-pal amount of Bonds of the 4 5/8% Series due 1993 (the twelfth series), $15,000,000 principal amount of Bonds of the 5 1/4% Series due 1994 (the thir-teenth series), $40,000,000 principal amount of Bonds of the 5% Series due 1995 (the fourteenth series), $45,000,000 principal amount of Bonds of the 7 3/4% Series due 2004 (the twentieth series), $35,000,000 principal amount of Bonds of the 8.85% Series due 2005 (the twenty-first series), $70,000,000 principal amount of Bonds of the 9 1/2% Series due August 15, 2005 (the twen-ty-second series), $50,000,000 principal amount of Bonds of the 7 3/4% Series due 2007 (the twenty-third series), $25,000,000 principal amount of Bonds of the 5 5/8% Series due 1997 (the twenty-fourth series), $100,000,000 principal amount of Bonds of the 8 3/8% Series due 2009 (the twenty-fifth series), $50,000,000 principal amount of Bonds of the 10 1/4% Series due 1981 (the twenty-sixth series), $50,000,000 principal amount of Bonds of the 10 3/4% Se-ries due 2004 (the twenty-seventh series), $38,300,000 principal amount of Bonds of the 6 1/8% Series due 2007 (the twenty-eighth series), $15,000,000 principal amount of Bonds of the 6 1/2% Series due 2004 (the twenty-ninth se-ries), $20,000,000 principal amount of Bonds of the 6 1/2% Series due 2007 (the thirtieth series), $7,500,000 principal amount of Bonds of the 6 5/8% Se-ries due 2009 (the thirty-first series), $30,000,000 principal amount of Bonds of the Floating Rate Series due 2010 (the thirty-second series), $50,000,000 principal amount of Bonds of the 14 1/2% Series due 1991 (the thirty-third se-ries), $60,000,000 principal amount of Bonds of the 14 1/4% Series due 1992 (the thirty-fifth series),

$50,000,000 principal amount of Bonds of the 11 7/8% Series due 1989 (the thirty-sixth series), $37,000,000 principal amount of Bonds of the 8 3/4% Se-ries due 2010 (the thirty-seventh series), $75,000,000 principal amount of Bonds of the 11 1/4% Series due 2015 (the thirty-eighth series), $75,000,000 principal amount of Bonds of the 9 1/4% Series due 2016 (the thirty-ninth se-ries), $75,000,000 principal amount of Bonds of the 8 3/4% Series due 2016 (the fortieth series), $75,000,000 principal amount of Bonds of the 8 1/4% Se-ries due 2017 (the forty-first series), $75,000,000 principal amount of Bonds of the 9% Series due 1990 (the forty-second series), $75,000,000 principal amount of Bonds of the 9 3/4% Series due 2019 (the forty-third series) and $75,000,000 principal amount of Bonds of the 8 5/8% Series due 2019 (the for-ty-fourth series), have been heretofore redeemed and retired and there are now issued and outstanding under the Original Indenture and under the supplemental indentures referred to above: $50,000,000 principal amount of Bonds of the 4 3/8% Series due 1998 (the fifteenth series); $45,000,000 principal amount of Bonds of the 4 1/2% Series due 1999 (the sixteenth series); $15,000,000 prin-cipal amount of Bonds of the 5 1/8% Series due 2001 (the seventeenth series); $35,000,000 principal amount of Bonds of the 5 7/8% Series due 2002 (the eigh-teenth series); $40,000,000 principal amount of Bonds of the 6 5/8% Series due 2003 (the nineteenth series); $50,000,000 principal amount of Bonds of the Ad-justable Rate Series due 2001 (the thirty-fourth series); $100,000,000 princi-pal amount of Bonds of the 9% Series due 2000 (the forty-fifth series); $100,000,000 principal amount of Bonds of the 9% Series due 2021 (the forty-sixth series); $75,000,000 principal amount of Bonds of the 8 1/2% Series due 2027 (the forty-seventh series); $30,000,000 principal amount of Bonds of the 6% Series due 2022 (the forty-eighth series); $37,000,000 principal amount of Bonds of the 6 3/8% Series due 2023 (the forty-ninth series); $78,000,000 principal amount of Bonds of the 6 1/2% Series due 2008 (the fiftieth series); $40,000,000 principal amount of Bonds of the 7 1/2% Series due 2028 (the fif-ty-first series); $100,000,000 principal amount of Bonds of the 7 1/4% Series due 2023 (the fifty-second series); $100,000,000 principal amount of Bonds of the 6 7/8% Series due 2023 (the fifty-third series); $50,000,000 principal amount of Bonds of the 5 5/8% Series due 2003 (the fifty-fourth series); $50,000,000 principal amount of Bonds of the 5 7/8% Series due 2008 (the fif-ty-fifth series); $75,000,000 principal amount of Bonds of the 6 7/8% Series due 2024 (the fifty-sixth series); $42,500,000 principal amount of Bonds of the 5 3/8% Series due 2024 (the fifty-seventh series); $38,300,000 principal amount of Bonds of the 5 3/8% Series due 2024 (the fifty-eighth series); $16,000,000 principal amount of Bonds of the 5 3/4% Series due 2010 (the fifty-ninth series); $100,000,000 principal amount of Bonds of the 6 1/2% series due 2005 (the sixtieth series); and $75,000,000 principal amount of Bonds of the 7 3/8% Series due 2025 (the sixty-first se-ries); and

 Whereas, for the purpose of conforming the Original Indenture to the stan-dards prescribed by the Trust Indenture Act of 1939 or otherwise modifying certain of the provisions of the Original Indenture, indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October
1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986,
March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990,
May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993,
March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10,
1995, September 6, 1995 and September 7, 1995 have been heretofore entered into between the Company and the Trustee, and for the purpose of conveying ad-ditional property, indentures supplemental thereto dated July 15, 1942, Octo-ber 15, 1947, December 31, 1948, December 31, 1949, February 15, 1951, Febru-
ary 16, 1953, March 15, 1954, March 15, 1955, March 15, 1956, April 1, 1957,
May 1, 1958, May 1, 1959, May 2, 1960, April 3, 1961, May 1, 1962, May 1,
1963, April 23, 1964, May 3, 1965, June 1, 1966, April 28, 1967, July 3, 1967,
May 1, 1968, June 16, 1969, May 15, 1970, September 1, 1971, June 17, 1981,
November 1, 1985, September 16, 1987, May 1, 1989, May 21, 1991, May 7, 1992
and July 1, 1993 have been heretofore entered into between the Company and the Trustee, and for the purpose of better securing and protecting the Bonds then or thereafter issued and confirming the lien of the Original Indenture, an in-denture dated October 15, 1942 supplemental thereto has been heretofore en-tered into between the Company and the Trustee; the Original Indenture as heretofore amended and supplemented being hereinafter referred to as the "Original Indenture as amended"; and

 Whereas, the Company is entitled to have authenticated and delivered addi-tional Bonds on the basis of the net bondable value of property additions, upon compliance with the provisions of Section 4 of Article III of the Original Indenture as amended; and

 Whereas, the Company has determined to issue a sixty-second series of Bonds under the Original Indenture as amended in the principal amount of
$          , to be known as First Mortgage Bonds,  % Series due      (herein-
after called "Bonds of      Series"); and

 Whereas, the Original Indenture as amended provides that certain terms and provisions, as determined by the Board of Directors of the Company, of the Bonds of any particular series may be expressed in and provided by the execu-tion of an appropriate supplemental indenture; and

 Whereas, the Original Indenture as amended provides that the Company and the Trustee may enter into indentures supplemental thereto to add to the covenants and agreements of the Company contained therein other covenants and agreements thereafter to be observed; and to surrender any right or power reserved to or conferred upon the Company in the Original Indenture as amended; and

 Whereas, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture as amended and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

 Whereas, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

 Now, Therefore, This Indenture Witnesseth:

 That Potomac Electric Power Company, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and de-livery of these presents, and for other valuable considerations, the receipt whereof is hereby acknowledged, and in order further to secure the payment of the principal of, and premium (if any) and interest on all Bonds at any time issued and outstanding under the Indenture according to their tenor, purport and effect, and for the purpose of ratifying and confirming the lien of the Indenture and the performance and observance by the Company of all of the covenants and conditions contained in the Indenture, has executed and delivered this Supplemental Indenture, and has granted, bar-gained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over, ratified and confirmed and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over, ratify and confirm unto The Bank of New York, as Trustee under the Indenture and to its successors in the trust created thereby and to its and their assigns forever, all and singular the following described properties (in addition to all other properties heretofore subject to the lien of the Original Indenture as amended and not heretofore released from the lien thereof), that is to say:

                                    FIRST.

 All and singular the lands, real estate, chattels real, easements, servitudes and leasehold and other interests in real estate which the Company now owns or, subject to the provisions of Article XII of the Original Indenture as amended, may hereafter acquire, including, among other things, the following (but reference to, or enumeration of, any particular kinds, classes or items of property shall not be deemed to exclude from the operation and effect of this Indenture any kind, class or item not so referred to or enumerated, ex-cept as hereinafter expressly provided):

                            I. DISTRICT OF COLUMBIA

 The following parcel of land in the District of Columbia:

                           Alabama Avenue Substation

 Land acquired from the District of Columbia, Department of Housing and Commu-nity Development by deed dated December 4, 1996 and recorded December 9, 1996 as Instrument No. 9600080488.

                         II. CHARLES COUNTY, MARYLAND

                            Morgantown Fly Ash Site

 Land acquired from Brinsfield Farms, Inc. by deed dated June 27, 1995 and re-corded June 28, 1995 in Liber 2102, Folio 263.

                       III. MONTGOMERY COUNTY, MARYLAND

                          Derwood Substation No. 209

 Land acquired from Potomac Capital Investment Corporation by quitclaim deed dated March 22, 1995 and recorded April 7, 1995 in Liber 13338, Folio 479.

              Brighton/High Ridge Transmission Line Right-of-Way

 The following parcels of land, being part of an 88-foot wide right-of-way ex-tending from Brighton Substation No. 66 in Montgomery County, Maryland to Bal-timore Gas and Electric Company's High Ridge Substation in Howard County,
Maryland.:


PROPERTY         NAME OF COMPANY'S                    DEED BY WHICH ACQUIRED
  NO.                 GRANTOR                             BY THE COMPANY
--------         -----------------                    ----------------------
  1906         State of Maryland, to           Deed of Easement Date--March 3, 1995
               the use of the                  Record Date--March 22, 1995
               Department of                   Liber 13309, Folio 345
               Natural Resources

  1913         Harold T. Meryman and           Deed of Easement Date--May 2, 1994
               Mary Lane Meryman               Record Date--May 10, 1994
                                               Liber 12602, Folio 415

                          IV. HOWARD COUNTY, MARYLAND

              Brighton/High Ridge Transmission Line Right-of-Way

 The following parcels of land, being part of a 150-foot wide right-of-way ex-tending from Brighton Substation No. 66 in Montgomery County, Maryland to Bal-timore Gas and Electric Company's High Ridge Substation in Howard County,
Maryland:

PROPERTY        NAME OF COMPANY'S                   DEED BY WHICH ACQUIRED
  NO.                GRANTOR                            BY THE COMPANY
--------        -----------------                   ----------------------
1920.1         Guy J. Carson and             Deed of Exchange Date--August 3, 1993
               Kathryn D. Carson             Record Date--October 29, 1993
                                             Liber 3034, Folio 106
  1932         Marie T. Spencer              Deed of Easement Date--March 30, 1994
                                             Record Date--March 30, 1994
                                             Liber 3206, Folio 0027
  1943         Samuel F. Lyons and           Deed of Easement Date--March 26, 1993
               Elsie K. Lyons                Record Date--March 31, 1993
               (Lot 1)                       Liber 2815, Folio 468
  1943         Samuel F. Lyons and           Deed of Easement Date--March 26, 1993
               Elsie K. Lyons                Record Date--March 31, 1993
               (Lot 2)                       Liber 2815, Folio 473
  1943         Samuel F. Lyons and           Deed of Easement Date--March 26, 1993
               Elsie K. Lyons                Record Date--March 31, 1993
               (Lot 3)                       Liber 2815, Folio 478
  1943         Samuel F. Lyons and           Deed of Easement Date--March 26, 1993
               Elsie K. Lyons                Record Date--March 31, 1993
               (Lot 4)                       Liber 2815, Folio 483
  1943         Samuel F. Lyons and           Deed of Easement Date--March 26, 1993
               Elsie K. Lyons                Record Date--March 31, 1993
               (Lot 5)                       Liber 2815, Folio 488

                        V. INDIANA COUNTY, PENNSYLVANIA

 The Company's undivided 9.72% interest as tenant in common in the following property located in Indiana County, Pennsylvania.

           NAME OF COMPANY'S                         DEED BY WHICH ACQUIRED
                GRANTOR                                  BY THE COMPANY
      ---------------------------                 ----------------------------
      American Trustee & Transfer                 Deed Date--February 11, 1994
        Corporation, Trustee                      Record Date--July 27, 1994
                                                  Deed Book 1048, Page 425

                                    SECOND.

 Also all power houses, plants, buildings and other structures, dams, dam sites and substations, together with all and singular the electric and mechan-ical appliances appurtenant thereto of every nature whatsoever, now owned by the Company or, subject to the provisions of Article XII of the Original In-denture as amended, which it may hereafter acquire, including all and singular the machinery, engines, boilers, furnaces, generators, dynamos, turbines and motors, and all and every character of mechanical appliance for generating or producing electricity for light, heat, cold, power or other purposes.

                                    THIRD.

 Also all transmission and distribution systems used for the transmission and distribution of electricity for light, heat, cold or power or any other pur-pose whatsoever, whether underground or overhead, surface or otherwise, now owned by the Company or, subject to the provisions of Article XII of the Orig-inal Indenture as amended, which it may hereafter acquire, including all poles, towers, posts, wires, cables, conduits, manholes, pipes, tubes, drains, furnaces, switchboards, transformers, conductors, insulators, supports, me-ters, lamps, fuses, junction boxes and other electric fixtures and apparatus.

 Also all inventions, patent rights and licenses used or useful in connection with the generation, production, transmission or distribution of electricity for light, heat, cold, power or other purposes, now owned by the

Company or, subject to the provisions of Article XII of the Original Indenture as amended, which it may hereafter acquire.

                                    FOURTH.

 Also all franchises and all permits, ordinances, easements, privileges, immu-nities and licenses, all rights to construct, maintain and operate overhead, surface and underground systems for the distribution and transmission of elec-tricity for the supply to itself or others of light, heat, cold or power, all rights-of-way, all waters, water rights and flowage rights and all grants and consents, now owned or, subject to the provi-sions of Article XII of the Orig-inal Indenture as amended, which it may hereafter acquire.

                                    FIFTH.

 Also all improvements, extensions or additions purchased, constructed or oth-erwise acquired by the Company to or about all other property, real, personal and mixed (except as herein and in the Original Indenture as amended expressly provided), of every nature and kind wheresoever situated, as such property is described in the Original Indenture as amended and indentures supplemental thereto.

 Also, subject to the provisions of Article XII of the Original Indenture as amended, all other property, real, personal and mixed (except as herein ex-pressly excepted) of every nature and kind and wheresoever situated now or hereafter possessed by or belonging to the Company, or to which it is now, or may at any time hereafter be, in any manner entitled in law or in equity.

                                    SIXTH.

 Also any and all property of any kind or description which may from time to time after the date of this Supplemental Indenture by delivery or by writing of any kind be conveyed, mortgaged, pledged, assigned or transferred to the Trustee by the Company or by any person, copartnership or corporation, with the consent of the Company or otherwise as expressly permitted by the terms of the Original Indenture as amended, and ac-cepted by the Trustee, to be held as part of the mortgaged property; and the Trustee is hereby authorized to accept and receive any such property and any such conveyance, mortgage, pledge, assignment and transfer, as and for addi-tional security hereunder, and to hold and apply any and all such property subject to and in accordance with the terms and provisions upon which such conveyance, mortgage, pledge, assignment or transfer shall be made.

                                   SEVENTH.

 Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid prop-erty or any part thereof; with the reversion and reversions, remainder and re-mainders, tolls, rents, revenues, issues, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or hereafter acquires in and to the aforesaid property and franchises and every part and parcel thereof.

 Expressly Excepting and Excluding, However, from this Supplemental Indenture and from the lien and operation hereof:

  (a) All bills, notes and accounts receivable, cash on hand or in bank, con-tracts, operating agreements, existing leases in which the Company is lessor and leases hereafter made of portions of the mortgaged property in which the Company is lessor;

  (b) All shares of stock and other certificates or evidences of interest therein, and all bonds, notes and other evidences of indebtedness or certif-icates of interest therein and other securities now owned or hereafter ac-quired or possessed by the Company (except securities or obligations re-quired to be pledged by the terms of the Original Indenture as amended);

  (c) All equipment and materials not installed as a part of the fixed prop-erty of the Company and merchandise and supplies acquired by the Company for the purpose of resale or leasing to its customers in the ordinary course and conduct of its business; and

  (d) All electric energy and other materials or products generated, manufac-tured, produced or purchased by the Company for sale, distribution or use in the ordinary course and conduct of its business.

 And Further Expressly Excepting and Excluding from this Supplemental Inden-ture and from the lien and operation hereof, all property, permits and fran-chises of any other corporation of whatever character, shares of stock or se-curities whereof, or obligations secured by lien upon the properties and fran-chises whereof, which may be now owned or hereafter acquired or possessed by the Company, notwithstanding the fact that the Company may own or hereafter acquire all or substantially all of the shares of stock or other securities issued by, or secured by lien upon property of, any such corporation, or that any such corporation may be incorporated or organized at the instance of or for the account of the Company, or that all or any part of the shares of stock or other securities of such corporation may be subjected to the lien hereof by the Company.

 To Have and To Hold all said properties, real, personal and mixed, mortgaged, pledged and conveyed by the Company as aforesaid, or intended so to be, unto the Trustee, its successors in the Trust created by the Indenture and its and their assigns forever;

 Subject, However, to the exceptions and reservations and matters hereinabove recited, to existing leases, to existing mortgages or other liens upon ease-ments or rights-of-way for transmission or distribution line purposes, as de-fined in Article I of the Original Indenture as amended, and any extensions thereof, and subject to existing easements for streets, alleys, highways, rights-of-way and railroad purposes over, upon, and across any of the Property hereinbefore described, and subject also to all terms conditions, agreements, covenants, exceptions and reservations expressed or provided in the deeds or other instruments respectively under and by virtue of which the Company now owns or may hereafter acquire any property subject to the lien hereof, and to undetermined liens and charges, if any, incidental to construction or other existing permitted liens as defined in Article I of the Original Indenture as amended;

 In Trust Nevertheless, upon the terms and trusts in the Original Indenture and the indentures supplemental thereto, including this Supplemental Inden-ture, set forth, for the further, equal and proportionate benefit, security, and protection of all present and future holders of the Bonds and coupons is-sued and to be issued thereunder, or any of them, without preference of any of said Bonds and coupons of any particular series over the Bonds and coupons of any other series, by reason of priority in the time of issue, sale or negotiation thereof, or by reason of the purpose of is-sue or otherwise howsoever, except as otherwise provided in Section 2 of Arti-cle IV of the Original Indenture as amended;

 And Potomac Electric Company hereby covenants, declares and agrees with the Trustee and its successors in the trust under the Original Indenture as amend-ed, for the benefit of those who hold the Bonds and coupons, or any of them, issued or to be issued hereunder or under the Original, Indenture as amended, as follows:

                                    PART I.

                             Description of Bonds.

 Section 1. The Bonds of Series shall, subject to the provisions of Section 1 of Article II of the Original Indenture as amended, be designated as "First Mortgage Bonds, Series due " of the Company. The Bonds of Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and cov-enants of the Original Indenture as amended, except in so far as the terms and provisions of the Original Indenture as amended are amended or modified by this Supplemental Indenture.

 The Bonds of    Series shall mature      , and shall bear interest at the
rate of        per annum, payable semiannually, commencing    , on the     day
of    and the    day of     in each year (each such     and     being herein-
after called an "interest payment date"). The Bonds of    Series shall be pay-
able as to principal and interest in lawful money of the United States of America, and shall be payable (as well the interest as the principal thereof) at the Agency of the Company in the Borough of Manhattan, The City of New York.

 The interest so payable on any interest payment date shall be paid to the
persons in whose names the Bonds of    Series are registered at the close of
business on the last business day (hereinafter called the "rec-
ord date") which is more than ten days prior to such interest payment date, a "business day" being any day that is not a day on which banks in the City of New York, are authorized by law to close; except that if the Company shall de-fault in the payment of any interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Bonds of Series are registered on the date of payment of such defaulted interest, or in accordance with the regulations of any securities exchange on which the Bonds
of    Series are listed.

 Except as provided hereinafter, every Bond of    Series shall be dated as of
the date of its authentication and delivery, or if that is an interest payment date, the next day, and shall bear interest from the interest payment date next preceding its date or the date of delivery of the initial Bonds of Se-ries, whichever is later. Notwithstanding Section 6 of Article II of the Orig-
inal Indenture, any Bond of    Series authenticated and delivered by the
Trustee after the close of business on the record date with respect to any in-terest payment date and prior to such interest payment date shall be dated as of the date next following such interest payment date and shall bear interest from such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date, such Bond shall bear interest from the next preceding interest payment date or the date of de-
livery of the initial Bonds of    Series, whichever is later.

 Section 2. The Bonds of    Series, and the Trustee's certificate to be en-
dorsed on the Bonds of    Series, shall be substantially in the following
forms, respectively:

                      [form of face of bond of    series]

                        POTOMAC ELECTRIC POWER COMPANY
               (A District of Columbia and Virginia corporation)

                     First Mortgage Bond,  % Series Due

No.                                                                        $

 Potomac Electric Power Company, a corporation organized and existing under the laws of the District of Columbia and a domestic cor-
poration of the Commonwealth of Virginia (hereinafter called the "Company", which term shall include any successor corporation as defined in the Amended Indenture hereinafter referred to), for value received, hereby promises to pay to ................... or registered assigns, the sum of ..................
dollars, on the    day of    , in lawful money of the United States of Ameri-
ca, and to pay interest thereon in like money from the later of the date of
delivery of the initial Bonds of    Series or the interest payment date     or
    next preceding the date of this Bond, or if the Company shall default in the payment of interest due on such interest payment date, then from the next preceding interest payment date or the date of delivery of the initial Bonds
of    Series, whichever is later, at the rate of            per annum, payable
semiannually, commencing     , on the     day of     and     in each year un-
til maturity, or, if the Company shall default in the payment of the principal hereof, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Amended Indenture. The inter-
est so payable on any      or      will, subject to certain exceptions pro-
vided in the indenture dated as of     , 1997 supplemental to the Amended In-
denture, be paid to the person in whose name this Bond is registered at the close of business on the last business day which is more than ten days prior
to such      or     . Both principal of, and interest on, this Bond are pay-
able at the agency of the Company in the Borough of Manhattan, The City of New York.

 Reference is made to the further provisions of this Bond set forth on the re-verse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

 This Bond shall not be entitled to any benefit under the Amended Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until The Bank of New York, the Trustee under the Amended Indenture, or a successor trustee thereto under the Amended Indenture, shall have signed the form of certificate endorsed hereon.

 In Witness Whereof, Potomac Electric Power Company has caused this Bond to be signed in its name by the signature (or a facsimile thereof) of its President or a Vice President, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the facsimile signature of its Secretary or an Assistant Secretary.

 Dated,

                                 Potomac Electric Power Company

                                       By......................................
                                                     Vice President
Attest:

 ...................................
             Secretary

                        [form of trustee's certificate]

 This Bond is one of the Bonds, of the series designated therein, described in the within-mentioned Amended Indenture and the Supplemental Indenture dated as
of       , 1997.

                                                           The Bank of New York
                                                                       Trustee.

                                   By..........................................
                                                 Authorized Officer

             [TEXT APPEARING ON REVERSE SIDE OF BOND OF    SERIES]

 This Bond is one of a duly authorized issue of Bonds of the Company (herein-after called the "Bonds") in unlimited aggregate principal amount, of the se-ries hereinafter specified, all issued and to be issued under and equally se-cured (except in so far as any purchase or sinking fund or analogous provi-sions for any particular series of Bonds, established by any indenture supple-mental to the Amended Indenture hereinafter mentioned, may afford additional security for such Bonds) by a mortgage and deed of trust, dated July 1, 1936, executed by the Company to The Bank of New York as successor to The Riggs Na-tional Bank of Washington, D.C. (herein called the "Trustee"), as trustee, as amended by indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December
1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985,
March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1,
1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1,
1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20,
1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995 and September 7, 1995 (said mortgage and deed of trust, as so amended, being herein called the "Amended Indenture") and all indentures supplemental thereto, to which Amended Indenture and supplemental indentures reference is hereby made for a descrip-tion of the properties mortgaged and pledged, the nature and extent of the se-curity, the rights of the owners of the Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Amended Indenture, modifica-tions or alterations of the Amended Indenture, or of any indenture supplemen-tal thereto, and of the rights and obligations of the Company and of the hold-ers of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 80% in amount of the Bonds entitled to vote then out-standing, at a meeting of Bondholders called and held as provided in the Amended Indenture, and by an affirmative vote of not less than 80% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Amended Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional, or which reduces the percentage of Bonds the affirmative vote of which is required for the making of such modifications or alterations. The Company is proposing an amendment to the Amended Indenture which would replace "80%" with "60%" in the preceding sentence, which amend-ment will become effective upon the consent or agreement thereto of the hold-ers of all the outstanding Bonds. The holder of this Bond will be deemed to have approved such amendment. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Amended Indenture provided.

 This Bond is one of a series designated as the "First Mortgage Bonds, Series due (herein called the "Bonds of Series") of the Company, issued under and secured by the Amended Indenture and all indentures supplemental thereto and described in the indenture (herein called the "New Supplemental Indenture"),
dated as of       , 1997, between the Company and the Trustee, supplemental to the Amended Indenture.

 The Bonds of    Series are subject to redemption, at any time or from time to
time after           and prior to maturity, at the option of the Company, ei-
ther as a whole or in part by lot, upon payment of the redemption prices ap-plicable to the respective period set forth below, together, in each case, with accrued interest to the redemption date, all subject to the conditions and as more fully set forth in the Amended In-denture and the New Supplemental Indenture:

                  REDEMPTION PRICE
   IF REDEEMED      EXPRESSED AS
   DURING THE      PERCENTAGE OF
 12 MONTH PERIOD   THE PRINCIPAL
  ENDING          AMOUNT OF BONDS
 ---------------  ----------------
2008.............          %
2009.............
2010.............
2011.............
2012.............
2013.............

                         REDEMPTION PRICE
      IF REDEEMED          EXPRESSED AS
       DURING THE         PERCENTAGE OF
    12 MONTH PERIOD       THE PRINCIPAL
     ENDING              AMOUNT OF BONDS
    ---------------      ----------------
2014....................            %
2015....................
2016....................
2017....................
2018 and thereafter.....      100.00

 Notice of any redemption shall be sent by the Company through the mails, postage prepaid, at least thirty days and not more than sixty days prior to the redemption date, to the registered owners of any of the Bonds to be re-deemed, at their addresses as the same shall appear on the transfer register of the Company, all subject to the conditions and as more fully set forth in the Amended Indenture and New Supplemental Indenture. Any notice so mailed shall be conclusively presumed to have been duly given, whether or not the owner receives it.

 The Bonds of    Series will be repayable on    , at the option of the holders
thereof, at 100% of their principal amount, together with accrued and unpaid
interest to    . In order for a Bond of    Series to be repaid, the Company
must receive at the corporate trust office of the Trustee during the period
from and including     to and including the close of business on    (or if
is not a Business Day, the next succeeding Business Day): (i) the Bond of Series (the "Redeemable Bond") with the form entitled "Option to Elect Repayment" on, or otherwise accompanying, the Redeemable Bond duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Deal-ers, Inc. or a commercial bank or trust company in the United States of Amer-ica setting forth the name of the holder of the Redeemable Bond, the principal amount of the Redeemable Bond, the principal amount of the Redeemable Bond to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Redeemable Bond to be repaid (with the form entitled "Option to Elect Repayment"
on, or otherwise accompanying, the Redeemable Bond duly completed) will be re-ceived at the Trustee's corporate trust office not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Redeemable Bond and form duly completed are received at the Trustee's office by such fifth Business Day. Effective exercise of the repayment option by the holder of any Redeemable Bond shall be irrevocable. No transfer or ex-change of any Redeemable Bond (or, in the event that any Redeemable Bond is to be repaid in part, such portion of the Redeemable Bond to be repaid) will be permitted after exercise of the repayment option. The repayment option may be exercised by the holder of a Redeemable Bond for less than the entire princi-pal amount of the Redeemable Bond, provided the principal amount which is to be repaid is set forth on the form entitled "Option to Elect Repayment" on the Redeemable Bond and is equal to $1,000 or any integral multiple thereof. All questions as to the validity, eligibility (including time of receipt) and ac-ceptance of any Redeemable Bond for repayment will be determined by the Compa-ny, whose determination will be final, binding and non-appealable. Upon timely delivery of a Redeemable Bond to the Trustee with the "Option to Elect Repay-ment" form completed in accordance with the foregoing, the outstanding princi-pal amount of such Redeemable Bond (or portion thereof indicated on the "Op-
tion to Elect Repayment") shall become due and payable on    , at the price
equal to 100% of the principal amount to be repaid, plus accrued and unpaid
interest to    .

 In case an event of default, as defined in the Amended Indenture, shall oc-cur, the principal of all the Bonds at any such time outstanding under the Amended Indenture may be declared or may become due and payable, upon the con-ditions and in the manner and with the effect provided in the Amended Inden-ture. The Amended Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds entitled to vote then outstanding.

 This Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that pur-pose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the trans-feree or transferees in exchange therefor; and this Bond, with or without oth-ers of the same series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same ag-gregate principal amount; all subject to the terms and conditions set forth in the Amended Indenture.

 No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or otherwise in respect hereof or of the Amended Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company or of any predecessor or successor corporation, ei-ther directly or through the Company or any such predecessor or successor cor-poration, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assess-ment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stock-holders, directors or officers being released by every owner hereof by the ac-ceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Amended Indenture.

 Section 3. The Bonds of    Series shall be registered Bonds without coupons
in denominations of any multiple of $1,000, numbered consecutively upwards from R1.

 Section 4. Until Bonds of    Series in definitive form are ready for deliv-
ery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver, in lieu thereof, Bonds for such series in tem-porary form, as provided in Section 9 of Article II of the Original Indenture as amended.

                                   PART II.

                                Issue of Bonds.

 Section 1. Except for Bonds of    Series issued pursuant to Section 13 of Ar-
ticle II of the Original Indenture as amended, the principal amount of Bonds
of    Series which may be authenticated and delivered hereunder is limited to
$    aggregate principal amount.

 Section 2. Bonds of    Series in the aggregate principal amount permitted in
Section 1 of this Part II, may at any time subsequent to the execution hereof be executed by the Company and delivered to the Trustee and shall be authenti-cated by the Trustee and delivered (either before or after the recording here-of) to or upon the order of the Company evidenced by a writing or writings, signed by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, at such time or times as may be requested by the Company subsequent to the receipt by the Trustee of

  (1) the certified resolution and the officers' certificate required by Sec-tion 3(a) and Section 3(b) of Article III of the Original Indenture as amended;

  (2) the opinion of counsel required by Section 3(c) of Article III of the Original Indenture as amended;

  (3) cash, if any, in the amount required to be deposited by Section 3(d) of
 Article III of the Original Indenture as amended, which shall be held and applied by the Trustee as provided in said Section 3(d);

  (4) the certificates, instruments, opinions of counsel, prior lien bonds and cash, if any, required by Section 4 of Article III of the Original In-denture as amended, except that, as required by Part V of this Supplemental Indenture, property additions purchased, constructed or otherwise acquired on or before December 31, 1946 shall not be made the basis for the authenti-
 cation and delivery of Bonds of    Series; and

  (5) the certificates and opinions required by Article XVIII of the Original Indenture as amended.

                                   PART III.

                       Redemption at Option of Company.

 Section 1. The Bonds of    Series are not redeemable up to and including
    . The Bonds of    Series shall, in accordance with the provisions of Arti-
cle V of the Original Indenture as amended, be redeemable, at any time or from
time to time after           and prior to maturity, at the option of the Com-
pany, either as a whole or in part by lot, upon payment of the redemption prices applicable
to the respective periods set forth in the form of Bond of    Series contained
in Section 2 of Part I hereof, together, in each case, with accrued interest to the redemption date.

 Section 2. In accordance with the provisions of Article V of the Original In-denture as amended, notice of any redemption shall be sent by the Company through the mails, postage prepaid, at least thirty days and not more than sixty days prior to the date of redemption, to the registered owners of any of the Bonds to be redeemed at their addresses as the same shall appear on the transfer register of the Company. Any notice so mailed shall be conclusively presumed to have been duly given, whether or not the owner receives it.

 All Bonds delivered to or redeemed by the Trustee pursuant to the provisions of this Part III shall forthwith be cancelled.

                                   PART IV.

                        Repayment at Option of Holders

 Section 1. The Bonds of    Series shall be repayable on      , at the option
of the respective holders thereof, at 100% of their principal amount, together
with accrued and unpaid interest to      , in accordance with the procedures
set forth in the form of Bond of    Series contained in Section 2 of Part I
hereof.

 Section 2. All bonds of    Series redeemed pursuant to the provisions of this
Part IV shall forthwith be cancelled.

                                    PART V.

                Additional Particular Covenants of the Company.

 The Company hereby covenants, warrants and agrees that so long as any Bonds
of    Series are outstanding:

 Section 1. The Company will not withdraw, pursuant to the provisions of Sec-tion 2 of Article VIII of the Original Indenture as amended, any moneys held by the Trustee as part of the trust estate in excess of an amount equal to the aggregate principal amount of such of the refundable Bonds as were theretofore issued by the Company; and that upon any such with-drawal by the Company refundable Bonds equal in aggregate principal amount to the amount so withdrawn shall be deemed to have been made the basis of such withdrawal.

 Section 2. Property additions purchased, constructed or otherwise acquired on or before December 31, 1946 shall not be made the basis for the authentication and delivery of Bonds, or the withdrawal of cash, or the reduction of the amount of cash required to be paid to the Trustee under any provision of the Indenture.

                                   PART VI.

                Amendment of Indenture to Permit Qualification
                      Under Trust Indenture Act of 1939.

 The Company and the Trustee, from time to time and at any time, without any
vote or consent of the holders of the Bonds of    Series, may enter into such
indentures supplemental to the Original Indenture as may or shall by them be deemed necessary or desirable to add to or modify or amend any of the provi-sions of the Original Indenture so as to permit the qualification of the Orig-inal Indenture under the Trust Indenture Act of 1939.

 Except to the extent specifically provided herein, no provision of this Sup-plemental Indenture is intended to modify, and the parties hereto do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act of 1939 which amend and supersede provisions of the Original Indenture, as supplemented, in effect prior to November 15, 1990.

                                   PART VII.

                       Amendment of Original Indenture.

 Notwithstanding any other provisions of the Original Indenture as amended,
the holders of the Bonds of    Series, by their holding of such Bonds, are
deemed to have approved the following amendment to the

Original Indenture as amended and to have authorized the Trustee to take any action necessary to evidence or effectuate such approval:

 Sections 5 and 6 of Article XV of the Original Indenture as amended are hereby amended by changing the words and figures "eighty percent. (80%)" to the words and figures "sixty percent. (60%)" wherever in such Sections such words and figures occur.

                                  PART VIII.

                                 The Trustee.

 The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture as amended set forth and upon the following terms and conditions:

 The Trustee shall not be responsible in any manner whatsoever for or in re-spect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Original Inden-ture as amended shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

                                   PART IX.

                           Miscellaneous Provisions.

 This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an origi-nal; but such counterparts shall together constitute but one and the same in-strument.

 Potomac Electric Power Company hereby constitutes and appoints Dennis R. Wraase, one of its Senior Vice Presidents, to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and de-liver these presents as the act and deed of said Potomac Electric Power Compa-ny.

 The Bank of New York, hereby constitutes and appoints     , one of its     ,
to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and deliver these presents as the act and deed of said The Bank of New York.

 In Witness Whereof, said Potomac Electric Power Company has caused this Sup-plemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; and said The Bank of New York, in evidence of its ac-ceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents, and its corporate seal to be hereto affixed and said seal and this Supplemen-tal Indenture to be attested by one of its Assistant Vice Presidents, all as
of the    day of     , One thousand nine hundred and ninety-seven.

                                                 Potomac Electric Power Company
(Corporate Seal)
                                    By.........................................
                                                  DENNIS R. WRAASE,
                                                Senior Vice President
Attested:

 ...................................
       ELLEN SHERIFF ROGERS,
             Secretary
  Signed, sealed and delivered by
 Potomac Electric Power Company in
         the presence of:

 ...................................

 ...................................
                       As Witnesses
                                   The Bank of New York
(Corporate Seal)
                                   By..........................................
                                                   Vice President
Attested:

 ...................................
         MARY BETH LEWICKI
     Assistant Vice President
Signed, sealed and delivered by The
  Bank of New York in the presence
                of:

 ...................................

 ...................................
                       As Witnesses

City of Washington,

District of Columbia,           ss.:
 I, Lisa A. Poole, a Notary Public in and for the District of Columbia, United
States of America, whose commission as such will expire        , do hereby
certify that Dennis R. Wraase and Ellen Sheriff Rogers, whose names as Senior Vice President and Secretary, respectively, of Potomac Electric Power Company, a corporation, are signed to the foregoing and hereto attached deed, bearing
date as of the    day of     , personally appeared this day before me in my
District aforesaid and acknowledged themselves to be, respectively, a Senior Vice President and the Secretary of Potomac Electric Power Company, and that they as such, being authorized so to do, executed the said deed by signing the name of Potomac Electric Power Company by Dennis R. Wraase, as Senior Vice President, and attested by Ellen Sheriff Rogers, as Secretary, and acknowl-edged the same before me in my District aforesaid and acknowledged the forego-ing instrument to be the act and deed of Potomac Electric Power Company.

 Given under my hand and official seal this    day of     , 1997.

(Notarial Seal)

                                   ............................................
                                                  Notary Public
                                               District of Columbia

City of Washington,
District of Columbia,           ss.:

 I, Lisa A. Poole, a Notary Public in and for the District of Columbia, United States of America, do hereby certify that Dennis R. Wraase, a Senior Vice President of Potomac Electric Power Company, a corporation, one of the parties
to the foregoing instrument bearing date as of the    day of     , and hereto
annexed, this day personally appeared before me in the City of Washington, the said Dennis R. Wraase being personally well known to me as the person who exe-cuted the said instrument as a Senior Vice President of and on behalf of said Potomac Electric Power Company and known to me to be the attorney-in-fact duly appointed therein to acknowledge and deliver said instrument on behalf of said corporation, and, as such attorney-in-fact, he acknowledged said instrument to be the act and deed of said Potomac Electric Power Company, and delivered the same as such. I further certify that the said Dennis R. Wraase, being by me duly sworn, did depose and say that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal and was so af-fixed by order of the Board of Directors of said corporation; and that he
signed his name thereto by like order. My commission expires      .

 Given under my hand and official seal this    day of     , 1997.

(Notarial Seal)

                                   ............................................
                                                  Notary Public
                                               District of Columbia

City of New York,
State of New York,____________  ss.:___________________________________________

 I,      , a Notary Public in and for the City of New York, State of New York,
do hereby certify that       and Mary Beth Lewicki, whose names as Vice Presi-
dent and Assistant Vice President, respectively, of The Bank of New York, a corporation, are signed to the foregoing and hereto attached deed, bearing date as of the day of , 1997, personally appeared before me this day in the State aforesaid and acknowledged themselves to be, respectively, a Vice President and an Assistant Vice President of The Bank of New York, and that they as such, being authorized so to do, executed the said deed by signing the
name of The Bank of New York, by       as Vice President, and attested by Mary
Beth Lewicki, as Assistant Vice President, and acknowledged the same before me in the State aforesaid and acknowledged the foregoing instrument to be the act and deed of The Bank of New York, as therein set forth.

 Given under my hand and notarial seal this    day of     , 1997.

(Notarial Seal)

                                ...............................................
                                                 Notary Public
                                              New York, New York

                                My Commission Expires      .

City of New York,_____________ ________________________________________________
State of New York,____________  ss.:___________________________________________

      , of full age, being sworn according to law, on his oath deposes and
says that he is a        of The Bank of New York, the Trustee named in the
foregoing Supplemental Indenture, dated as of the    day of     , 1997, that
he is the agent of said Trustee for the purpose of perfecting such Supplemen-tal Indenture and that the consideration in the Original Indenture referred to therein and in all indentures supplemental to said Original Indenture, includ-ing the foregoing Supplemental Indenture, is true and bona fide as therein set forth.

                                   ............................................


Subscribed and sworn to before me
  this    day of     , 1997.

 ...................................
           Notary Public

 My Commission Expires      .

(Notarial Seal)

City of New York,
State of New York______________ ss.:,

 I,      , a Notary Public in and for the City of New York, State of New York,
do hereby certify that        a Vice President of The Bank of New York, a cor-
poration, one of the parties to the foregoing instrument bearing date as of
the    day of     , 1997, and hereto annexed, this day personally appeared be-
fore me in the City of New York, the said      , being personally well known
to me as the person who executed the said instrument as a Vice President of and on behalf of said The Bank of New York, and known to me to be the attor-ney-in-fact duly appointed therein to acknowledge and deliver said instrument on behalf of said corporation, and, as such attorney-in-fact, he acknowledged said instrument to be the act and deed of said The Bank of New York, and de-
livered the same as such. I further certify that the said      , being by me
duly sworn, did depose and say that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal and was so af-fixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

 Given under my hand and official seal this    day of      , 1997.

(Notarial Seal)

                                ...............................................
                                                 Notary Public
                                              New York, New York

                                My Commission Expires      .

                           CERTIFICATE OF RESIDENCE

 The Bank of New York, Mortgagee and Trustee within named, hereby certifies that its precise residence is 101 Barclay Street, New York, NY 10286.

                                   The Bank of New York

                                   By..........................................
                                                MARY BETH LEWICKI,
                                             Assistant Vice President